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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): AUGUST 25, 2006

                          DURA AUTOMOTIVE SYSTEMS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                        000-21139                     38-3185711
(State or other jurisdiction of     (Commission File Number)  (IRS Employer Identification No.)
       incorporation)
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              2791 RESEARCH DRIVE, ROCHESTER HILLS, MICHIGAN 48309
          (Address of Principal Executive Offices, including Zip Code)

                                 (248) 299-7500
              (Registrant's  Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c)

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ITEM 8.01 OTHER EVENTS

On August 25, 2006, the Registrant received the attached notice (Exhibit 10.1) regarding the Security Agreement among the Loan Parties and the Collateral Agent for the Registrant's $150 million senior secured term loan issued in May of 2005
(and increased by $75 million in March 2006). The notice was sent to the Registrant by the Administrative Agent of said senior secured term loan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 DURA AUTOMOTIVE SYSTEMS, INC.

Date:  August 28, 2006           By /s/ Keith R. Marchiando
                                    --------------------------------------------
                                    Keith R. Marchiando
                                    Vice President, Chief Financial Officer
                                    (principal accounting and financial officer)

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                                INDEX TO EXHIBITS

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
EXHIBIT NO.   DESCRIPTION
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
10.1          August 25, 2006, memo from Simpson Thacher & Bartlett LLP
              concerning the $225,000,000 Second Lien Credit Agreement
              Collateral Perfection Summary
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